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                                   UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                                     FORM 8-K


                              Current Report Pursuant
                           to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)  December 29, 1995


                           INTEK DIVERSIFIED CORPORATION
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              (Exact name of Registrant as Specified in Its Charter)


                                     Delaware
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                  (State or Other Jurisdiction of Incorporation)


               0-9160                                 04-2450145
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     (Commission File Number)            (I.R.S. Employer Identification No.)


970 West 190th Street, Suite 720, Torrance, California  90502
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(Address of Principal Executive Office)  (Zip Code)


                                   (310)366-7335
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                Registrant's Telephone Number, Including Area Code)


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           (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

     On December 29, 1995, Intek Diversified Corporation ("Intek") entered into an agreement with Quest Capital Corporation, a British Columbia corporation ("Quest"), pursuant to which Intek issued an aggregate of 336,842 shares of its Common Stock in full payment of outstanding debt owed by Intek to Quest in the principal amount of $1,600,000. The Common Stock was issued in a transaction exempt from the registration requirements of the Securities Act of 1933 pursuant to Rule 903 of Regulation S. Quest agreed to release its mortgage on certain real estate in California which secured the debt.


                                    SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          INTEK DIVERSIFIED CORPORATION
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                                               (Registrant)



Date:   January 8, 1996                By:/s/Steven L. Wasserman
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                                                    (Signature)
                                          Steven L. Wasserman
                                          Secretary